Investor Presentation
May 19, 2014

Forward Looking Statements
FORWARD-LOOKING STATEMENTS
This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements also may be included in other publicly available documents issued by the company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal,"
"seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.
Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-
downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the company does or intends to do business;
(iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v)
the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the conclusion to government inquiries or investigations regarding government programs, including the resolution of the Wichita subpoena matter; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; (xi) the accuracy of current cost estimates associated with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K. facilities; (xii) the profitable integration of acquired businesses into the company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) future repurchases and/or issuances of common stock; and (xxii) other risks and uncertainties set forth herein and in our 2013 Form 10-K.
Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation.
Contact: Eric Remington
V.P., Investor Relations
(860) 243-6334
Eric.Remington@kaman.com

Non-GAAP Figures
Certain measures presented in this presentation are “Non-GAAP”
items. These figures are denoted with an asterisk (*).
Reconciliations from GAAP measures to the Non-GAAP measures are presented in Appendix I to this presentation and our recent earnings releases filed with the U.S. Securities and Exchange Commission.

Aerospace
37%
21%
42%
Kaman Corporation - 2013 Sales Overview
63%
37%
Distribution
Aerospace
$1.7B Revenues
12%

Kaman Corporation Overview
AEROSPACE			DISTRIBUTION
Aerosystems	Specialty Bearings & Engineered Products	Fuzing & Precision Products

• Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support	• Self-lube airframe bearings • Traditional airframe bearings • Flexible drive systems	• Bomb safe and arm fuzing devices • Missile safe and arm fuzing devices • High precision measuring systems • Memory products	• Bearing and power transmission products • Fluid power products • Automation, control and energy products • Systems and services across all product groups
• Global commercial and defense OEM’s • Super Tier I’s to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors		• U.S. and allied militaries • Weapon system OEMs	• Virtually every industry in North America
 • “One Kaman” approach combining design and build
 capabilities provide customers with a global integrated
 solution
 • Bearing product lines have a mostly commercial
 customer base, which is expected to provide growth
 from new program wins and increasing build rates
		• Exclusivity and significant backlog are expected to provide a stable revenue base	• Offers customers single- source responsibility and accountability for a comprehensive portfolio of complimentary product lines
Product
Business
Dynamic
Customer

Business Strengths
• Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments
• Improved balance across the Aerospace segment between commercial and defense programs
 – Increasing content of bearing products on new platforms
 – Higher commercial build rates driving bearing and aerostructure sales
 – New program ramp ups and wins provide offset to lower defense spending
• Distribution business gaining scale and capabilities via acquisitions and enhancing complementary product platforms
• Investing in new product development and applications, acquisitions and technology for long-term growth
• Strong balance sheet to drive growth and strategic initiatives
• Experienced management team

2013 Sales: $614 million
Aerospace
37%

Aerospace Business Drivers
• Kaman is well positioned to further penetrate Commercial OEM’s and
 Super Tier 1’s
 – Proactive “One Kaman” business development efforts have increased bid activity
 – Proven capability to provide flexible low cost solutions
 – Broadening geographic footprint to better serve customers and to provide lower cost option manufacturing alternatives
• Achieve cost synergies through deeper shared services across the organization with a common ERP system as a critical enabler
• Increasing production levels at Boeing and Airbus and A350 launch will support near term specialty bearing & aerostructures growth
• Defense platforms provide exposure to key vertical lift and reset programs
• Sole source long-term contractual position and solid backlog on key fuzing program provides stable revenue base

Aerospace Strategy
• DEPTH - Size/financial strength to address larger, integrated work packages from primes/OEMs and Tier 1s
• DIVERSITY - Balance portfolio through increased commercial content
• DIFFERENTIATION - Continue to move from build-to-print to design-
 and-build for higher margins and more defensible positions
• DEVELOPMENT - Increased, focused investments in our people and infrastructure to increase capabilities and drive improved
 performance

Aerospace Sales Mix 2009 vs. 2013
2009
Sales = $501 million
2013
Sales = $614 million
Defense Aerospace
31%
48%
21%
37%
42%
21%
Fuzing
Commercial Aerospace
Significantly higher relative growth rates in our commercial aerospace portfolio have resulted in improved balance. Commercial sales increased by 46% from 2009 to
2013.

Fixed trailing edge
Access doors
Top covers
Red denotes bearing products
Nose landing gear
Horizontal
stabilizer
Main landing gear
Flaps
Rudder
Door assemblies
Engine/thrust reverser
Aircraft Programs/Capabilities
Flight controls
Doors
Fixed leading edge

Manufacture of cockpit
Manufacture and assembly
of tail rotor pylon
Manufacture
subassembly
Blade manufacture,
repair and overhaul
Driveline couplings
Bushings
Flight control bearings
Aircraft Programs/Capabilities
Red denotes bearing products

Market leading self lube airframe bearing product lines
 • Content on virtually every aircraft manufactured today with a growing installed base
 • Approximately 75% of sales are for commercial applications
 • Proprietary technology:
 – KAron® bearing liner system
 – KAflex® and Tufflex® flexible couplings
 • Approximately 95% of sales are for custom engineered applications
 • Operational excellence through lean manufacturing

Fuzing Products
HARPOON
MAVERICK
FMU-139
TOMAHAWK
JPF
STANDARD
MISSILE
SLAM-ER
SLAM-ER
AMRAAM
TOMAHAWK
STANDARD
MISSILE
AGM-65M
KPP Fuzes are on a majority of major U.S.
weapons systems
AMRAAM

 • USAF bomb fuze of choice
 • USAF inventory levels are less than half
 desired quantity
 • Recently awarded USAF contract
 extends sole source position into 2017
 • Backlog of $131 million as of 3/28/2014
 • 27 foreign customers
 • System reliability exceeds 98% and
 operational reliability is greater than 99%
Bomb Compatibility
- JDAM
- Paveway II and III
- GBU-10, 12, 16, 24, 27, 28, 31,
 32, 38, 54
- BLU-109, 110, 111, 113, 117,
 121, 122, 126
- MK82/BSU-49, MK83/BSU-85,
 MK84/BSU-50
JPF Program

• 747-8 wing-to-body fairing
• A350 airframe bearings
• G280 winglet
• G7000/G8000 fixed leading
 edge
• AH-1Z cabin
• Learjet 85 composite door
• Trent 700 nacelle panels
• P-8 composite operator
 stations
New Programs
Provides growth, improves customer balance, and increases program diversity.
Leverages core competencies and broadening areas of expertise.

Leveraging Customer Relationships - Bell/Textron Case Study
Early 1980’s	Developed a driveshaft for the U.S. Army’s UH-1 helicopter
Mid 1980’s	Developed technology to replace driveshaft's across the Bell fleet of commercial and military aircraft
2009	Awarded a five year $53M contract to build composite helo. blade skins and skin core assemblies for eight Bell models
2011	Awarded a contract with a potential value of more than $200 million to manufacture and assemble cabins for the AH-1Z - the largest structure ever outsourced by Bell
2013	Delivered significant structural components for the recently introduced Textron AirLand Scorpion prototype aircraft
Continually providing quality value added solutions has led to a growing relationship that is projected to exceed $40 million in sales annually

New Global Aerospace Growth Investments
1. Lancashire, UK - new tooling facility
2. Höchstadt, Germany - new bearing manufacturing facility
3. Goa, India - composites manufacturing joint venture

Aerospace - Impact of Defense Spending
• We believe the diversity of our defense programs positions us well to weather potential budget cuts
 – Joint Programmable Fuze - under contract through 2015, foreign demand, continued sole source
 – A-10 re-wing program for Boeing - under contract through
 shipset 173, 72% of the total program
 – AH-1Z integrated fuselage for Bell/USMC - new business
• Improved commercial balance provides more stable Aerospace revenue base

New Zealand SH-2G(I)
• Have entered into a $120 million
 contract with the New Zealand
 Ministry of Defence for the sale of
 ten Kaman SH-2G(I) aircraft
• Three year delivery schedule
• Work under this program has begun
 and more than $20 million in
 revenue was recognized in 2013
• Program is expected to generate
 $60-65 million in cash over three
 years

Unmanned K-MAX®
• Kaman/Lockheed teamed to provide
 an unmanned military version of the
 K-MAX helicopter
• K-MAX aircraft began performing
 unmanned cargo resupply missions
 in Afghanistan during December
 2011 and have completed more than
 1,700 missions and delivered more
 than 4 million pounds of cargo
• “It’s kind of the rock star of the
 Marine Corps unmanned aviation in
 the past year,” - Major Dave
 Funkhouser, Unmanned Aviation
 Capabilities Integration Officer, US
 Marine Corps
Photograph by Corporal Lisa Tourtelot, United States Marine Corps.

Aerospace - Key 2014 Operational Objectives
• Begin production in new German bearing and UK tooling facilities
• Transition start up programs to full rate production to improve cash flow generation
• Build on the growth and profitability of bearing and fuzing product lines
• Continue successful execution of the New Zealand SH-2(G)I contract
• Transition production of the 747-8 wing-to-body fairing program to
 Kaman’s facilities from Boeing Winnipeg
• Build upon our “One Kaman” strategy that offers customers a one stop solution for their aerosystems needs
• Continue deployment of common ERP system across Aerosystem business units

Distribution
2013 Sales: $1.07 Billion
63%

Distribution Overview
• Industrial distribution firm with $35 billion served market via three product platforms
 – Bearings and mechanical power transmission
 – Fluid power
 – Automation, control and energy
• Major product categories
 – Bearings
 – Mechanical and electrical power transmission
 – Fluid Power
 – Motion control
 – Automation
 – Material handling
 – Electrical control and power distribution
• 256 locations and 5 distribution centers
• Executing growth strategy to achieve long-term sales and profit objectives

Distribution Business Drivers
• The addition of hydraulic, automation and motion control products adds content to MRO customers and meets the continued trend of customers transitioning to higher-technology applications, sensing equipment, energy efficiency and productivity solutions
• Manufacturers are increasing their use of national contracts to consolidate supply of MRO goods to production facilities and are driving compliance to its contracted suppliers
• Increased municipal investment in water, wastewater, and
 supporting control system infrastructure will benefit Kaman, which has unique products to service this sector
• Improved residential construction fundamentals are anticipated to drive increased demand across numerous industries served by
 Kaman

Distribution Strategy
• SCALE THROUGH GROWTH - Broaden and diversify product
 offering organically and through acquisitions. Expand geographic footprint to enhance position in the national accounts market
• PRODUCTIVITY - Recognize benefits from organizational
 realignment and implement multi-faceted technology investments
• PROFITABILITY - Recognize sales and cost synergies from the thirteen acquisitions completed from 2010 to 2013. Enhance margins through new higher margin product lines, a focus on pricing management and leverage increased purchasing scale

Product Platform Transformation
Bearings and Mechanical Power Transmission
Fluid Power
Automation, Control and Energy
2009
Sales = $630 million
2013
Sales = $1,068 million
Sales increase since 2009
Automation, Control and Energy  ~ 200%
Fluid Power     ~ 100%
Bearings and Power Transmission ~  40%

Distribution Major Product Platforms
Product Platform	Bearings & Mechanical Power Transmission (BPT)	Fluid Power	Automation, Control and Energy (ACE)
% of 2013 Sales (approximate)	61%	14%	25%
Market Size	$12.5 Billion	$7.2 Billion	$15.0 Billion
Acquisitions since 2008	• Industrial Supply Corp. • Allied Bearings Supply • Plains Bearing • Fawick de Mexico • Florida Bearings • Ohio Gear and Transmission	• Catching Fluidpower • INRUMEC • Northwest Hose • Western Fluid Comp. • B.W. Rogers	• Zeller • Minarik • Automation Technology • Target Electronic Supply • B.W. Rogers
Major Suppliers

Executing Strategy and Building Network

Distribution ERP Technology Investments
• Technology investments will consolidate twelve disparate Distribution systems and numerous sub-systems to one state of the art enterprise
 -wide business system
• Infor Distribution SX.e is the leading distribution ERP solution
Benefits
• CRM tool will provide critical info to sales teams driving higher sales volume
• Reduced transaction and response times will drive productivity gains
 – Quotes and orders
 – Support expediting requirements
 – Electronic document exchange with customers and suppliers
• Ability to consolidate and analyze purchasing requirements will lower procurement costs and increase profitability

• Our largest acquisition in Distribution, closed April 25, 2014
• Broad line distributor of fluid power and automation products
• Sales of approximately $100 million
• Adds exposure in steel, life sciences, food & beverage, power generation and automotive industries
• Strong product knowledge and experience in all Parker fluid power products
• The addition of sales from B.W. Rogers makes Kaman the sixth largest fluid power distributor in the U.S. (currently ninth largest)
• Added twelve ParkerStores to Kaman’s network bringing the total to thirty
• Geographically located in areas where KIT was under-represented
B.W. Rogers Acquisition - Overview

B.W. Rogers - Store Locations
• Twenty-one locations across
 seven states
• Headquartered in Akron, OH

B.W. Rogers and Parker
• Tri-motion Parker
 Distributor
• Twelve ParkerStores
• The acquisition creates a contiguous Parker territory for Kaman from
 Pennsylvania to Chicago
• A Parker distributor since 1947, one of their longest standing distributors

Distribution - Key 2014 Operational Objectives
• Increase organic growth, capitalizing on expense leverage, through increased customer engagement and broader product offering across our three business platforms
• Integrate the B.W. Rogers acquisition
• Begin deployment of new ERP system that will consolidate disparate systems and drive significant productivity enhancements
• Leverage strong supplier relationships to increase sales of higher margin product lines
• Continue to pursue accretive acquisitions and gain additional sales and cost synergies from the twelve acquisitions completed since 2010

Kaman Investment Merits
• A Leading Market Position in Both Business Segments
• Continued Focus on Earnings Growth, Cash Flow Generation and
 Strengthening Competitive Position
• Strong Liquidity and Conservative Financial Profile
• Disciplined and Focused Acquisition Strategy
• Experienced Management Team

Financial Information

Financial Highlights - Q1 2014

Financial Highlights - Full Year 2013

Balance Sheet, Capital Factors, and Cash Flow Items
(In Millions)	As of 3/28/14	As of 12/31/13	As of 12/31/12
Cash and Cash Equivalents	$ 8.0	$ 10.4	$ 16.6
Notes Payable and Long-term Debt	$ 291.6	$ 275.2	$ 259.6
Shareholders’ Equity	$ 521.6	$ 511.3	$ 420.2
Debt as % of Total Capitalization	35.9%	35.0%	38.2%
Capital Expendituresa	$ 11.7	$ 40.9	$ 32.6
Depreciation & Amortizationa	$ 8.2	$ 31.9	$ 28.4
Free Cash Flow*a	$ 23.6	$ 21.6	$ 52.0
)
(
aYTD 3/28/2014

Appendix I
Non-GAAP Reconciliations

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information